EXECUTION COPY

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

Dated as of February 25, 2008

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this "Amendment") among Office Depot, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Wachovia Bank, National Association, as agent (the "Agent") for the Lenders.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Agent have entered into a Five Year Credit Agreement dated as of May 25, 2007, and a waiver thereunder dated as of November 5, 2007 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. Subject to Section 3, hereof, the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) Section 1.01 is amended by adding the following definitions in the appropriate alphabetical sequence:

"Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities or all or substantially all of the assets of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses (h) and (i) of the definition of "Debt" in respect of such Person.

"Fixed Charge Coverage Ratio" means, as of any date, ratio of (a) the sum of Consolidated EBITR of the Borrower and its Subsidiaries for each period of four consecutive fiscal quarters ended as of such date plus for each calculation including the fiscal quarter ending December 29, 2007, $30,000,000 arising from a vendor program adjustment, to (b) the sum of (i) net interest payable on, and amortization of debt discount in respect of, all Debt during such period plus (ii) rentals payable under leases of real or personal, or mixed, property during such period, in each case, by the Borrower and its Subsidiaries on a Consolidated basis.

(b) Section 5.02(a)(iii) is amended in full to read as follows:

(iii) Liens existing on February 25, 2008 and described on Schedule 5.02(a) hereto,

(c) Section 5.02(a)(v) is deleted in full and the following inserted in place thereof: "[Intentionally omitted]"

(d) Section 5.02(a)(vi) is amended in full to read as follows:

(vi) other Liens securing Debt in an aggregate principal amount, when added to Debt permitted to be incurred in accordance with Section 5.02(e)(iv)(y), not to exceed $100,000,000 at any time outstanding.

(e) Section 5.02(b)(ii) is deleted in full and the following inserted in place thereof: "[Intentionally omitted]".

(f) Section 5.02(e)(ii) is amended by deleting the phrase "on the Effective Date" and substituting therefor the phrase "on February 25, 2008".

(g) Section 5.02(e)(iv) is amended in full to read as follows:

(iv) other (x) unsecured Debt in an aggregate principal amount not to exceed $300,000,000 at any time outstanding and (y) Debt (whether secured or unsecured) to the extent such Debt would be permitted under Section 5.02(a)(vi); and

(h) A new Section 5.02(g) is added to read as follows:

(g) Investments in Other Persons. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

(i) Investments by the Borrower and its Subsidiaries in their Subsidiaries;

(ii) Investments in "cash equivalents" and "marketable securities" as determined in accordance with GAAP;

(iii) Investments consisting of intercompany Debt permitted under Section 5.02(e)(i);

(iv) Investments set forth on Schedule 5.02(g); and

(v) other Investments in an aggregate amount invested not to exceed $80,000,000 in 2008 and $50,000,000 in any subsequent calendar year plus, for each year after 2008, the excess of (x) the amount permitted to be invested in accordance with this Section 5.02(g)(v) over (y) the aggregate amount of such Investments actually made in accordance with this Section 5.02(g)(v) in the immediately preceding calendar year.

(i) A new Section 5.02(h) is added to read as follows:

(h) Share Repurchases, Etc. Purchase, redeem or otherwise acquire for value (or permit any of its Subsidiaries to do so) any shares of any class of capital stock of the Borrower or any warrants, rights or options to acquire any such shares, now or hereafter outstanding, except that the Borrower may purchase, redeem or otherwise acquire shares of its common stock or warrants, rights or options to acquire any such shares (x) for cash solely out of 50% of net income of the Borrower and its Subsidiaries arising after December 31, 2007 and computed on a cumulative Consolidated basis, provided that (i) no Default shall have occurred and be continuing at the time of any action described in this clause (x) or would result therefrom and (ii) the Fixed Charge Coverage Ratio is not less 1.60:1.00, measured as of the last day of each of the two fiscal quarters ended immediately prior to such action described in this clause (x), and (y) (A) in

connection with employee compensation and related stock and bonus plans, (B) from terminated or deceased employees and present and former directors (including, without limitation, in each case, from their estates) and (C) in connection with stock plans with officers and directors of the Borrower or its Subsidiaries.

(j) Section 5.03(a) is amended in full to read as follows:

(a) Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio as of each of the dates set forth below of not less than the ratio set opposite such date:

Fiscal Quarter ending	Ratio
March 29, 2008	1.25:1.00
June 28, 2008	1.25:1.00
September 27, 2008	1.25:1.00
December 27, 2008	1.30:1.00
March 28, 2009	1.40:1.00
June 27, 2009	1.40:1.00
September 26, 2009	1.50:1.00
December 26, 2009	1.55:1.00
March 27, 2010 and thereafter	1.70:1.00

(k) Schedule 5.02(a) is amended in full to read as set forth as Annex A to this Amendment.

(l) Schedule 5.02(e) is amended in full to read as set forth as Annex B to this Amendment.

(m) A new Schedule 5.02(g) is added to read as set forth as Annex C to this Amendment.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (a) counterparts of this Amendment executed by the Borrower and the Required Lenders and the consent attached hereto executed by each Guarantor and (b) a fee, for the account of each Lender executing this Amendment, in an amount equal to 0.125% of each such Lender's Commitment. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

SECTION 3. Termination of Amendment. Section 1 of this Amendment (other than subsections (b), (f), (k) and (l) thereof) shall be rescinded and of no further force and effect on the date that the Fixed Charge Coverage Ratio is not less 1.70:1.00, measured as of the last day of each of the two fiscal quarters ended immediately prior to such date (the "Rescission Date"), provided, however, that no Default shall, after the Rescission Date, be deemed to have occurred as a result of the Borrower's compliance with the terms of the Credit Agreement as so amended, during the effectiveness of this Amendment. For the avoidance of doubt, upon the occurrence of the Rescission Date, the terms of the Credit Agreement which were amended by this Amendment, to the extent so rescinded pursuant to the foregoing, revert back to their respective terms as in effect prior to the effectiveness of this Amendment, and the new provisions hereof, to the extent so rescinded, shall be of no further force and effect.

SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) Each Loan Party and their Material Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to be so qualified would not have a Material Adverse Effect, and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted as and proposed to be conducted.

(b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) such Loan Party's charter or by-laws or (ii) law or any contractual restriction binding on or affecting any Loan Party, any of its Subsidiaries or any of its properties.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

(d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

(e) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 29, 2007, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of

Deloitte & Touche LLP, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such dates and the Consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since December 29, 2007, there has been no Material Adverse Change.

(f) There is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) except as disclosed in filings with the Securities and Exchange Commission, could be reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation) or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby, and there has been no adverse change in the status, or financial effect on the Borrower or any of its Subsidiaries, of the litigations or actions disclosed in filings with the Securities and Exchange Commission.

SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.

By ______________________
Title: SVP Finance

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By ______________________
Title:

CITICORP USA, INC.

By ______________________
Title:

Reviewed and approved as to form and legality by: Office Depot Legal Department

Attorney / Paralegal: ______________________
Date: ______________________

BNP PARIBAS

By ______________________
Title:

By ______________________
Title:

BANK OF AMERICA, N.A.

By ______________________
Title:

JPMORGAN CHASE BANK, N.A.

By ______________________
Title:

FIFTH THIRD BANK

By ______________________
Title:

FORTIS CAPITAL CORP.

By ______________________
Title:

By ______________________
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.

By ________________________
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By Beth Rue
Beth Rue
Vice President

CITICORP USA, INC.

By________________________
Title:

BNP PARIBAS

By________________________
Title:

By________________________
Title:

BANK OF AMERICA, N.A.

By________________________
Title:

JPMORGAN CHASE BANK, N.A.

By________________________
Title:

FIFTH THIRD BANK

By________________________
Title:

FORTIS CAPITAL CORP.

By________________________
Title:

By________________________
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.

By ____________________________
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By________________________
Title:

CITICORP USA, INC.

By________________________
Title: MARC C. MERLINO
Vice President

BNP PARIBAS

By________________________
Title:

By________________________
Title:

BANK OF AMERICA, N.A.

By________________________
Title:

JPMORGAN CHASE BANK, N.A.

By________________________
Title:

FIFTH THIRD BANK

By________________________
Title:

FORTIS CAPITAL CORP.

By________________________
Title:

By________________________
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.

By ____________________________
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By________________________
Title:

CITICORP USA, INC.

By________________________
Title:

BNP PARIBAS

By________________________
Title: Vice President

By________________________
Title: Vice President

BANK OF AMERICA, N.A.

By________________________
Title:

JPMORGAN CHASE BANK, N.A.

By________________________
Title:

FIFTH THIRD BANK

By________________________
Title:

FORTIS CAPITAL CORP.

By________________________
Title:

By________________________
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.

By ____________________________
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By________________________
Title:

CITICORP USA, INC.

By________________________
Title:

BNP PARIBAS

By________________________
Title:

By________________________
Title:

BANK OF AMERICA, N.A.

By [signature]
Title: SVP

JPMORGAN CHASE BANK, N.A.

By________________________
Title:

FIFTH THIRD BANK

By________________________
Title:

FORTIS CAPITAL CORP.

By________________________
Title:

By________________________
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.

By ____________________
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By____________________
Title:

CITICORP USA, INC.

By____________________
Title:

BNP PARIBAS

By____________________
Title:

By____________________
Title:

BANK OF AMERICA, N.A.

By____________________
Title:

JPMORGAN CHASE BANK, N.A.

By____________________
Title: BARRY BERGMAN
MANAGING DIRECTOR

FIFTH THIRD BANK

By____________________
Title:

FORTIS CAPITAL CORP.

By____________________
Title:

By____________________
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.

By ________________________________
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By____________________________
Title:

CITICORP USA, INC.

By____________________________
Title:

BNP PARIBAS

By____________________________
Title:

By____________________________
Title:

BANK OF AMERICA, N.A.

By____________________________
Title:

JPMORGAN CHASE BANK, N.A.

By____________________________
Title:

FIFTH THIRD BANK, A Michigan BankingCorporation

By____________________________
Title: V.P.

FORTIS CAPITAL CORP.

By____________________________
Title:

By____________________________
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OFFICE DEPOT, INC.

By ____________________
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By____________________
Title:

CITICORP USA, INC.

By____________________
Title:

BNP PARIBAS

By____________________
Title:

By____________________
Title:

BANK OF AMERICA, N.A.

By____________________
Title:

JPMORGAN CHASE BANK, N.A.

By____________________
Title:

FIFTH THIRD BANK

By____________________
Title:

FORTIS CAPITAL CORP.

By____________________
Title: Timothy Streb
Managing Director

By____________________
Title: AVP

THE ROYAL BANK OF SCOTLAND PLC

By Belinda Tucker
Title: Senior Vice President

SUNTRUST BANK

By________________________
Title:

UBS LOAN FINANCE LLC

By________________________
Title:

By________________________
Title:

THE BANK OF NOVA SCOTIA

By________________________
Title:

MORGAN STANLEY BANK

By________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By________________________
Title:

By________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By____________________
Title:

SUNTRUST BANK

By____________________
Title: Managing Director

UBS LOAN FINANCE LLC

By____________________
Title:

By____________________
Title:

THE BANK OF NOVA SCOTIA

By____________________
Title:

MORGAN STANLEY BANK

By____________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By____________________
Title:

By____________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By____________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By____________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By____________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By______________________________
Title:

SUNTRUST BANK

By______________________________
Title:

UBS LOAN FINANCE LLC

By______________________________
Title:

Irja R. Otsa
Associate Director
Banking Products
Services, US

By______________________________
Title:

Richard L. Tavrow
Director
Banking Products
Services, US

THE BANK OF NOVA SCOTIA

By______________________________
Title:

MORGAN STANLEY BANK

By______________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By______________________________
Title:

By______________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By______________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By______________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By______________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By___________________________
Title:

SUNTRUST BANK

By___________________________
Title:

UBS LOAN FINANCE LLC

By___________________________
Title:

By___________________________
Title:

THE BANK OF NOVA SCOTIA

By___________________________
Title: Managing Director

MORGAN STANLEY BANK

By___________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By___________________________
Title:

By___________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By___________________________
Title:

U.S. BANK NATIONAL ASSOCIATION

By___________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By___________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By__________________________
Title:

SUNTRUST BANK

By__________________________
Title:

UBS LOAN FINANCE LLC

By__________________________
Title:

By__________________________
Title:

THE BANK OF NOVA SCOTIA

By__________________________
Title:

MORGAN STANLEY BANK

By [signature]
Title: Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION

By__________________________
Title:

By__________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By__________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By__________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By__________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By____________________________
Title:

SUNTRUST BANK

By____________________________
Title:

UBS LOAN FINANCE LLC

By____________________________
Title:

By____________________________
Title:

THE BANK OF NOVA SCOTIA

By____________________________
Title:

MORGAN STANLEY BANK

By____________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By____________________________
Title: SVP

WILLIAM STREET COMMITMENT CORPORATION

By____________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By____________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By____________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By______________________________
Title:

SUNTRUSTBANK

By______________________________
Title:

UBSLOANFINANCELLC

By______________________________
Title:

By______________________________
Title:

THE BANK OF NOVA SCOTIA

By______________________________
Title:

MORGAN STANLEY Bank

By______________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By______________________________
Title:

By______________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

(Recourse only to the assets of William Street Commitment Corporation)

By______________________________
Name: Mark Walton
Title: Assistant Vice President

U.S. BANK, NATIONAL ASSOCIATION

By______________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By______________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By______________________________
Title:

SUNTRUST BANK

By______________________________
Title:

UBS LOAN FINANCE LLC

By______________________________
Title:

By______________________________
Title:

THE BANK OF NOVA SCOTIA

By______________________________
Title:

MORGAN STANLEY BANK

By______________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By______________________________
Title:

By______________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By______________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By Frances W. Josephic
Title: Frances W. Josephic
Vice President
U.S. Bank, N.A.

SUMITOMO MITSUI BANKING CORPORATION

By______________________________
Title:

THE ROYAL BANK OF SCOTLAND PLC

By__________________________
Title:

SUNTRUST BANK

By__________________________
Title:

UBS LOAN FINANCE LLC

By__________________________
Title:

By__________________________
Title:

THE BANK OF NOVA SCOTIA

By__________________________
Title:

MORGAN STANLEY BANK

By__________________________
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By__________________________
Title:

By__________________________
Title:

WILLIAM STREET COMMITMENT CORPORATION

By__________________________
Title:

U.S. BANK, NATIONAL ASSOCIATION

By__________________________
Title:

SUMITOMO MITSUI BANKING CORPORATION

By__________________________
Title: General Manager
Name: Yoshihiro Hyakutome

UNION BANK OF CALIFORNIA, N.A.

By ____________________
Title: VICE PRESIDENT

MIZUHO CORPORATE BANK, LTD.

By ____________________
Title:

UNION BANK OF CALIFORNIA, N.A.

By____________________________
Title:

MIZUHO CORPORATE BANK, LTD.

By____________________________
Title: Authorized Signatory
By: Bertram H. Tang

ANNEX A

Schedule 5.02(a)

Liens

EMC, Inc. (\$600,000).

Certain computer equipment obtained through EMC Corporation.

IBM Credit Corporation (\$530,000)

IBM Computer information processing equipment and related goods obtained through IBM Credit Corporation.

Raymond Leasing (\$570,000)

Forklifts and Warehouse Equipment.

StorageTek (\$1,422,000)

Computer equipment.

ANNEX B

Schedule 5.02(e)

Subsidiary Debt

Credit Lines

Borrower	Lender	Outstanding ($M)
Office Depot, Inc.	Citibank NA	$.0
Office Depot Israel Ltd.	Bank Hapoalim	$1.5
Office Depot Israel Ltd.	First International Bank of Israel Ltd.	$10.5
Office Depot Israel Ltd.	Bank Leumi Le Israel	$3.7
Office Depot Israel Ltd.	Mercantile Discount Bank Ltd.	$5.8
Office Depot Israel Ltd.	Mizrahi Tefahot Bank	$.6
Office Depot Japan Ltd	Citibank Japan	$3.7
Office Depot Japan Ltd	Sumitomo	$2.8
Office Depot Korea Ltd.	Korea Exchange Bank	$1.5
Office Depot Korea Ltd	Korea Exchange Bank	$1.6
Office Depot Network	China Merchant Bank	$.0
		$31.9

Capital Leases

Obligor	Min Lease Payments ($M)
Office Depot UK Ltd	$2.6
Office Depot International BVBA (Belgium)	$8.2
Office Depot BS SAS (France)	$1.9
Office Depot Hungary Kft	$.3
Papirius s.r.o. (Czech Republic)	$16.2
	$29.3

ANNEX C

Schedule 5.02(g)

Investments

1. $35 million Investment in Israel (partially owned subsidiary)
2. $1 million Investment in Canada (wholly owned subsidiary)
3. $25 million Investment in China (partially owned subsidiary)
4. $8.5 million Investment in Korea (partially owned subsidiary)
5. $10.3 million Investment in Czech Republic (partially owned subsidiary)

CONSENT

Dated as of February 25, 2008

The undersigned, a Guarantor under the Guaranty dated as of May 25, 2007 (the "Guaranty") in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

THE OFFICE CLUB, INC.

By ______________________

Title: SVP Finance

Reviewed and approved as to form and legality by: Office Depot Legal Department

Attorney / Paralegal: ______________________

Date: ______________________